                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ PHILIP F. ANSCHUTZ
                                             ---------------------------
                                                 Philip F. Anschutz

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ ROBERT S. BOSWELL
                                             ---------------------------
                                                 Robert S. Boswell

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 1996.



                                                 /s/ WILLIAM L. BRITTON
                                                 -----------------------
                                                 William L. Britton

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of May, 1996.



                                             /s/ RICHARD J. CALLAHAN
                                             ---------------------------
                                                 Richard J. Callahan

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of May, 1996.



                                             /s/ WILLIAM L. DORN
                                             ---------------------------
                                                 William L. Dorn

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ JORDAN L. HAINES
                                             ---------------------------
                                                 Jordan L. Haines

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ DAVID H. KEYTE
                                             ---------------------------
                                                 David H. Keyte

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ JAMES H. LEE
                                             ---------------------------
                                                 James H. Lee

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ CRAIG D. SLATER
                                             ---------------------------
                                                 Craig D. Slater

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ JOAN C. SONNEN
                                             ---------------------------
                                                 Joan C. Sonnen

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of May, 1996.



                                             /s/ DRAKE S. TEMPEST
                                             ---------------------------
                                                 Drake S. Tempest

                              POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of shares of Common Stock, par value $.10 per share of the Company (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of May, 1996.



                                             /s/ MICHAEL B. YANNEY
                                             ---------------------------
                                                 Michael B. Yanney